KINETICS PORTFOLIOS TRUST - MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Consolidated Portfolio of Investments - March 31, 2023 (Unaudited)

COMMON STOCKS - 73.31%	Shares	Value
Accommodation - 3.65%
Civeo Corp. - ADR*	664,400	13,719,860

Administrative and Support Services - 0.00%
Ritchie Bros Auctioneers, Inc. - ADR	200	11,258

Aerospace and Defense - 4.36%
CACI International, Inc. - Class A*	55,400	16,413,912

Beverage and Tobacco Product Manufacturing - 0.11%
Crimson Wine Group Limited*	67,500	415,125

Chemical Manufacturing - 2.11%
Inter Parfums, Inc.	55,700	7,922,768

Data Processing, Hosting and Related Services - 0.00%
Rumble, Inc.*^	400	4,000

Diversified Real Estate Activities - 0.30%
PrairieSky Royalty Limited*	72,000	1,140,067

Food Services and Drinking Places - 1.27%
The Wendy's Company	218,200	4,752,396

Funds, Trusts, and Other Financial Vehicles - 0.07%
Mesabi Trust^	11,000	276,980

Hospitality and Tourism - 0.89%
Carnival Corp. - ADR*	328,000	3,329,200
Royal Caribbean Cruises Ltd. - ADR*	200	13,060
		3,342,260

Insurance Carriers and Related Activities - 0.02%
White Mountains Insurance Group Ltd. - ADR	50	68,874

Machinery Manufacturing - 0.01%
Oshkosh Corp.	400	33,272

Management of Companies and Enterprises - 4.27%
Associated Capital Group, Inc. - Class A	190,500	7,038,975
Dundee Corporation - Class A*	1,073,800	977,158
Galaxy Digital Holdings Ltd.*^	354,000	1,351,565
Icahn Enterprises LP	129,200	6,680,932
		16,048,630
Mining (except Oil and Gas) - 1.30%
Altius Minerals Corp.*	10,000	170,107
Sandstorm Gold Ltd. - ADR	768,600	4,465,566
Triple Flag Precious Metals Corp. - ADR^	720	10,764
Wheaton Precious Metals Corporation - ADR	5,400	260,064
		4,906,501
Motor Vehicle and Parts Dealers - 0.04%
AutoNation, Inc.*	500	67,180
Penske Automotive Group, Inc.	500	70,905
		138,085
Oil and Gas Extraction - 45.70%
Permian Basin Royalty Trust	100,000	2,440,000
Texas Pacific Land Corp.[c]	99,590	169,404,582
		171,844,582
Other Financial Investment Activities - 0.28%
GAMCO Investors, Inc. - Class A	14,400	272,880
Onex Corporation [f]	16,800	785,367
		1,058,247
Other Investment Pools and Funds - 0.81%
Urbana Corporation*	24,000	66,592
Urbana Corporation - Class A*	1,099,271	2,960,671
		3,027,263
Other Pipeline Transportation - 0.24%
Rubis SCA	33,600	898,959

Performing Arts, Spectator Sports, and Related Industries - 0.93%
Live Nation Entertainment, Inc.*	49,400	3,458,000
Madison Square Garden Entertainment Corp.*	772	45,602
		3,503,602
Professional, Scientific, and Technical Services - 0.56%
Science Applications International Corp.	19,600	2,106,216

Promoters of Performing Arts, Sports, and Similar Events - 0.01%
Madison Square Garden Sports Corp. - Class A	240	46,764

Real Estate - 5.16%
DREAM Unlimited Corp.*[f]	824,800	14,445,443
The Howard Hughes Corporation*	44,600	3,568,000
Tejon Ranch Co.*	76,000	1,388,520
		19,401,963
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.00%
Bakkt Holdings, Inc.*^	100	172

Support Activities for Mining - 0.87%
Core Laboratories NV - ADR	145,000	3,197,250
Pason Systems, Inc.*	8,000	71,802
		3,269,052
Support Activities for Water Transportation - 0.28%
Braemar Shipping Services plc	239,000	891,857
Clarkson plc	3,800	144,849
		1,036,706
Telecommunications - 0.08%
LICT Corporation*	16	300,800

TOTAL COMMON STOCKS
(cost $104,571,279)		275,688,314

UNIT INVESTMENT TRUST - 1.31%
Funds, Trusts, and Other Financial Vehicles - 0.00%
Grayscale Ethereum Classic Trust*	60	414

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.31%
Grayscale Bitcoin Trust*	300,000	4,908,000

TOTAL UNIT INVESTMENT TRUST
(cost $3,168,942)		4,908,414

WARRANTS - 0.20%	Shares
Other Investment Pools and Funds - 0.20%
Partners Value Investments LP Expiration: 06/30/2026,	160,000	769,516
Exercise Price: 32.45 CAD*ag

TOTAL WARRANTS
(cost $433,365)		769,516

TOTAL INVESTMENTS - 74.82%
(cost $108,173,586)		$281,366,244

Percentages are stated as a percent of net assets.

*	- Non-income producing security.
^
- This security or a portion of this security was out on loan at December 31, 2022. Total loaned securities had a market value of $579,697 at December 31, 2022.
   The total collateral for the loaned securities was cash in the amount of $600,142.

[a]	- Value determined using significant unobservable inputs
[c]	- Significant Investment - Greater than 5% of net assets.
[f]	- Level 2 Investment.
[g]	- Illiquid.
ADR	- American Depository Receipt.
CAD	- Canadian Dollars.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.

Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and the Board of Directors of the Spin- off Fund. In determining the fair value of a security, the Board of Trustees/Directors shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At March 31, 2023, 1.22%, 1.37%, 2.66%, 0.08%, and 0.20% of the net assets of The Internet Portfolio, The Global Portfolio, The Market Opportunities Portfolio, The Paradigm Portfolio, and The Small Cap Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at March 31, 2023.

Summary of Fair Value Exposure

Various inputs are used in determining the value of Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that Master Portfolio’s and Spin-off Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Portfolio’s and Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Small Cap Opportunities Portfolio

The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio's net assets as of March 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$260,457,504	$15,230,810	$–	$275,688,314
Unit Investment Trust	4,908,414	–	–	4,908,414
Warrants	–	–	769,516	769,516
Total Investments in Securities	$265,365,918	$15,230,810	$769,516	$281,366,244

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
Description	Investments in Securities
Balance as of December 31, 2022	$732,644
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	36,872
Net purchases and/or acquisitions	-
Net sales and/or write-offs	-
Transfer in and/or out of Level 3	-
Balance as of March 31, 2023	$769,516

Description	Fair Value at 3/31/2023	Valuation Techniques	Unobservable Input	Range**
Warrants	$769,516	Followed valuation procedures and used the last traded price-fair valuation is reviewed by the board using market comparables	Intermittent market activity	$6.05 - $8.00

^ See Consolidated Portfolio of Investments for breakout of investments by industry classification.
** Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.